UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2005

                      SELIGMAN QUALITY MUNICIPAL FUND, INC.
             (Exact name of Registrant as specified in its charter)

           Maryland                      811-6100                 13-3566939
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                      Identification  No.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code (212) 850-1864

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

Registrant is furnishing as Exhibit 99.1 the attached stockholder correspondence.

                   60 Heritage Drive, Pleasantville, NY 10570
            (914) 747-5262 // Fax: (914) 747-5258//oplp@optonline.net

                                                          September 19, 2005

The Board of Directors
Seligman Quality Municipal Fund, Inc.
100 Park Avenue
New York, NY 10007

Dear Board Members:

I represent a group of investors that owns more than 8% of the outstanding common stock of Seligman Quality Municipal Fund, Inc. (the "Fund"). We intend to file a Schedule 13D with the SEC by the end of this week.

At the Fund's next shareholder meeting, we intend to submit a proposal recommending that the board take action to open-end the Fund. The primary benefit of open-ending would be to eliminate the Fund's persistent double-digit discount. We are not asking the board to support our proposal but we are asking that it commit to implement it if it is approved by the shareholders, i.e., if more votes are cast in favor of it than against it.

We hope the board will agree to abide by the outcome of a shareholder vote on open-ending. Otherwise, we would probably seek to elect directors that will make that commitment.

We would like to have your response by October 7, 2005. If you would like to discuss this matter or propose alternatives to address the Fund's discount, please feel free to contact me directly. Thank you for your prompt consideration of this matter.

                                                         Very truly yours,


                                                         /s/ Phillip Goldstein
                                                         Phillip Goldstein


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SELIGMAN QUALITY MUNICPAL FUND, INC.

Date: October 27, 2005

                                              By: /s/ Lawrence P. Vogel
                                                  ------------------------------
                                                  Lawrence P. Vogel
                                                  Vice President and Treasurer


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